                                                                     EXHIBIT 4.4



      COMMON SHARES                                    COMMON SHARES
OF BENEFICIAL INTEREST                            OF BENEFICIAL INTEREST

  NUMBER                                                               SHARES
KPA
    THIS CERTIFICATE IS TRANSFERABLE IN                       CUSIP 4576JO 10 4
CHICAGO, ILLINOIS OR NEW YORK, NEW YORK                          SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                           AND IMPORTANCE NOTICE







                              INNKEEPERS USA TRUST
                         A REAL ESTATE INVESTMENT TRUST
                ORGANIZED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS IS TO CERTIFY






is the owner of

               FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE
                    BENEFICIAL INTEREST, $.01 PER SHARE, OF

Innkeepers USA Trust (the "Company"), a Maryland real estate investment trust formed under the laws of the State of Maryland and under and subject to the Declaration of Trust, filed with the State Department of Assessments and Taxation of Maryland, and the Bylaws of the Company, both as amended from time to time. The shares represented by this certificate are subject to all of the provisions of the Declaration of Trust of the Company and any amendments thereto and are transferable only on the share transfer books of the Company by the holder of record hereof in person or by duly authorized attorney or legal representative upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Company's transfer agent and registrar.
         In Witness Whereof, the Company has caused this Certificate to be executed on its behalf by its duly authorized officers.

Dated:




COUNTERSIGNED AND REGISTERED
         HARRIS TRUST AND SAVINGS BANK
                           TRANSFER AGENT
                              AND REGISTRAR                  [GRAPHIC OMITTED]

BY:
                          Secretary         Chairman of the Board and  President
   Authorized Signature


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                              INNKEEPERS USA TRUST
                                IMPORTANT NOTICE

         TO PRESERVE THE QUALIFICATIONS OF THE COMPANY AS A "REAL ESTATE INVESTMENT TRUST" UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNDER THE COMPANY'S DECLARATION OF TRUST, TRANSFER OF THE SHARES REPRESENTED HEREBY IS RESTRICTED AND MAY BE STOPPED IF A PERSON OR GROUP OF PERSONS DIRECTLY OR THROUGH THE OPERATION OF CERTAIN ATTRIBUTION RULES WOULD OWN IN EXCESS OF 9.8% OF THE NUMBER OF THE COMPANY'S OUTSTANDING SHARES OF BENEFICIAL INTEREST AFTER THE TRANSFER.
         THE COMPANY MAY REQUIRE EVIDENCE OF A PROPOSED TRANSFEREE'S STATUS AND OWNERSHIP INTEREST BEFORE PERMITTING ANY TRANSFER AND MAY REDEEM ANY SHARES HELD IN VIOLATION OF THE PRECEDING PARAGRAPH. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A FULL STATEMENT OF THE TRANSFER RESTRICTIONS UPON REQUEST TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE.
         THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 8-203(C) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS OF BENEFICIAL INTEREST WHICH THE COMPANY HAS AUTHORITY TO ISSUE AND, IF THE COMPANY IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (I) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (II) THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST OF THE COMPANY, A COPY OF WHICH WILL BE SENT TO THE DECLARATION OF TRUST OF THE COMPANY, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

         TEN COM - as tenants in common              UNIF GIFT MIN ACT - ___________ Custodian __________
                                                                           (Cust)                (Minor)
         TEN ENT  - as tenants by the entireties                       under Uniform Gifts to Minors

         JT TEN   - as joint tenants with right                        Act ____________________
                    of survivorship and not as                                   (State)
                    tenants in common

     Additional abbreviations may also be used though not in the above list.

         For value received, _____ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee
______________________________________

______________________________________


________________________________________________________________________________
                   Please print or typewrite name and address
                     including postal zip code of assignee

________________________________________________________________________________

_________________________________________________________________________ shares of beneficial interest of the Company represented by this Certificate, and do hereby irrevocably constitute and appoint ______________________________________

attorney to transfer the said shares on the books of the Company, with full power of substitution in the premises.

Date: ________________________

         NOTICE: _______________________________________________________________
                  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED:___________________________________________________________
                     THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.